INVESTOR PRESENTATION Nasdaq: SNBR March 2026

FORWARD LOOKING STATEMENTS

This investor presentation contains statements regarding the company's expectations, future plans, events, financial results or performance, such as: the company has a clear focus on the consumer through a simple turnaround strategy — Sleep Number Shifts: product — simplifying the offering with a focus on consumer benefits, marketing — modernization of tactics and focus on funnel optimization and ROI, and distribution — opportunity to expand distribution into both physical and digital channels; the company expects improvements in financial results, driven by the turnaround strategy; the company is positioned to restructure the balance sheet with longer-duration debt to drive long-term shareholder value creation; it is aggressively driving the turnaround plan focused on the consumer, including: modernized marketing to drive efficiency, revised loan covenants and maturity extension create space to invest in marketing and product, and launching a simpler and differentiated product offering that it expects will improve shop-ability, conversion, margins, and efficiency, building on pilots and pursuing additional distribution opportunities; the company is implementing a plan to address its liquidity and capital strategy as it moves toward topline growth in the second half of the year; the company's plans to elevate core differentiation, strengthen value proposition, and improve operational efficiency and margins; a tighter net product margin range across the portfolio enables sales team to match customer to ideal products; the company's amended credit agreement and a lower cost structure is expected to bring financial stability in 2026; the company plans to execute approximately $50 million of annualized cost actions in 2026; the company expects that cost headwinds for standard inflationary items and variable compensation may return to targeted levels if 2026 plan is achieved; the company's strong brand awareness and a highly differentiated product are supported by a transformed business model, amplifying the company's earning potential; and the company expects that a stabilized top line and consistent gross margins and reductions to the fixed cost structure will drive a return to free cash flow generation in 2026, are forward-looking statements subject to certain risks and uncertainties which could cause the company's results to differ materially. The most important risks and uncertainties are described in the company's filings with the Securities and Exchange Commission, including in Item 1A of the company's Annual Report on Form 10-K and other periodic reports. Forward-looking statements speak only as of the date they are made, and the company does not undertake any obligation to update any forward-looking statement.

USE OF NON-GAAP FINANCIAL MEASURES INFORMATION

The company defines earnings before interest, taxes, depreciation and amortization (adjusted EBITDA) as net income (loss) plus: income tax expense (benefit), interest expense, depreciation and amortization, stock-based compensation, restructuring costs, other non-recurring items, and asset impairments. Management believes adjusted EBITDA is a useful indicator of the company's financial performance and its ability to generate cash from operating activities. The company's definition of adjusted EBITDA may not be comparable to similarly titled definitions used by other companies.

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3 WHY NOW, WHY SLEEP NUMBER | The company is executing a comprehensive financial and operational transformation, setting a clear vision for growth and lasting shareholder value EXPECTED RETURNS AND TIMELINE UNIQUE POSITION ADVANTAGE A CLEAR PATH FORWARD SHAREHOLDER VALUE PROPOSITION • New CEO and management team is aggressively driving the turnaround plan focused on the consumer • Modernized marketing engine is already driving efficiency • Revised loan covenants and maturity extension create space to invest in marketing and product • A simpler and differentiated product offering in 2026 will improve shop - ability, conversion, margins, and efficiency • Building on pilots, additional distribution opportunities being pursued • Sleep is recognized as a key element of overall individual health • Strong brand awareness and reputation • Highly differentiated product that offers the most personalized mattress on the market • 1,000+ patents and patents pending creates product innovation moat • Established fleet of 600 high - quality retail stores • New leadership with deep experience in turnarounds, consumer products, and marketing • Clear focus on the consumer through a simple turnaround strategy – Sleep Number Shifts: • Product – simplifying the offering with a focus on consumer benefits • Marketing – modernization of tactics and focus on funnel optimization and ROI • Distribution – opportunity to expand distribution into both physical and digital channels • Underpinned by significant reductions to the fixed cost structure • Strong gross profit margin profile supported by products with improved consumer value fit • Significantly reduced fixed cost structure creates capacity to invest in demand - driving marketing initiatives • Negative working capital operating model • With expected improvements in financial results, driven by the three pillars of the turnaround strategy, the company is positioned to restructure the balance sheet with longer - duration debt to drive long - term shareholder value creation

Executing the Turnaround & Building Momentum for 2026 2025 was a pivotal year for Sleep Number. A reshaped team drove meaningful turnaround progress across the business, from retail and operations to marketing and product development, setting a strong foundation for the work ahead in 2026. We remain in full turnaround mode, with a clear focus on what matters most to customers. We began the year by introducing ComfortMode , the most comfortable mattress at a sub -$1,600 price point. Sales exceeded expectations by 3.5 times, building momentum for our broader portfolio launch, focused on comfort, durability, and value. On March 23, we are introducing the complete reset of our product line. This new lineup brings some of our most meaningful innovations in comfort, quality and adjustability, including the introduction of a Tri -Brid TM design, at a more approachable premium price point. Our confidence extends beyond product. We’ve rebuilt our marketing foundation, refreshed creative and messaging, and are seeing stronger reach and brand awareness as a result. Even with the strength of our product and marketing strategies, the negative industry impact at the start of the year plus the clearance of our existing products had an outsized impact on our liquidity. We are implementing a plan to address our liquidity and capital strategy as we move towards topline growth in the second half of the year. We appreciate your continued support and will keep you updated on our progress. Linda Findley, President and CEO, Sleep Number March 2026 4

5 Executing on Turnaround with Focus on a Profitable, Growing Company Managing Costs and Delivering Results • 2025 net sales of $1.41B in line with guidance despite lower marketing spend and traffic; adjusted EBITDA of $78M exceeded $70M outlook • Removed $185M+ in annualized costs and identified additional $50M now in execution, creating a leaner, more flexible cost base • 2025 full year pro forma adjusted EBITDA margin was approximately 9% Resetting Products and Marketing to Better Meet Customer Needs • A new product line, available March 23, delivers enhanced comfort, durability, adjustability and temperature benefits for greater value and innovation • Building on initial product success with ComfortMode , which is outperforming expectations 3.5x • Rebuilt marketing foundation with refreshed creative and messaging delivering stronger reach and brand awareness Implementing a Plan to Address Liquidity and Capital Strategy • Executing a mitigation plan to address impact of industry softness early in the year and product clearance efforts • Retained Guggenheim Securities to evaluate inbound interest and other opportunities to improve the company’s liquidity, balance sheet and flexibility

1. Trailing-twelve months Total Retail comparable sales per store open at least one year as of January 3, 2025. See Appendix for reconciliations. 2. Enterprise value as of January 3, 2025. 3. Trailing-twelve months as of January 3, 2025. See Appendix for reconciliations. 4. Leverage ratio as of January 3, 2025, under revolving credit facility; calculated as total debt including operating lease liabilities / consolidated adjusted EBITDAR and proforma annualized cost reductions. Covenant maximum of 4.5x. COMPANY AT -A-GLANCE | A sleep wellness company and market leader in design, manufacturing, marketing and distribution of innovative sleep solutions • The leader in premium personalized sleep through the design, engineering, manufacturing, distribution and marketing of innovative sleep solutions • Our beds integrate physical and digital innovations for unparalleled comfort; they automatically respond to the needs of each sleeper with ideal firmness, position and temperature benefits • Our beds with integrated biosignal technology collect data points nightly from millions of sleepers, generating over 38 billion hours of sleep data • Our products are awarded the industry's top recognitions, including ranked #1 in customer satisfaction for mattresses purchased in - store and online, including #1 in comfort, by J.D. Power and one of TIME's Best Inventions of 2025 • By leveraging our data and engagement tools, we deliver personalized digital sleep and health insights to sleepers, driving greater loyalty, repeat purchases, and referrals • We have developed an industry - leading IP portfolio supported by 1,000+ patents and patents pending worldwide • Our ~3,100 mission - driven team members seamlessly integrate our digital and physical experiences to achieve a value -added retail experience through our experiential stores, online, phone and chat channels 6 $1.2 $1.2 $1.3 $1.4 $1.5 $1.7 $1.9 $2.2 $2.1 $1.9 $1.7 $1.4 ’14 ’15 ’16 ’17 ’18 ’19 ’20 ’21 ’22 ’23 ’24 ’25 600 Stores $1.41B Net Sales3 1,000+ Patent Assets 1.9M Average Sales per Store1 $78M Adjusted EBITDA3 3.1M+ Smart Sleepers $785M Enterprise Value2 4.1x Net Leverage Ratio Under RCF4 16M+ Improved Lives by Higher Quality Sleep Net Sales ($B) $148 $133 $146 $169 $166 $190 $268 $277 $148 $127 $120 $78 ’14 ’15 ’16 ’17 ’18 ’19 ’20 ’21 ’22 ’23 ’24 ’25 Adjusted EBITDA 1 ($M)

7 sleep number shifts OUR TURNAROUND STRATEGY | Sleep Number Shifts, a focused, company - wide effort REPOSITION OUR BRAND By highlighting our core value proposition: helping people get a great night of sleep, tonight EXPAND CUSTOMER REACH By offering what they want most: comfort, value and durability REIGNITE GROWTH By ensuring we have the right infrastructure to deliver on our priorities

8 SLEEP NUMBER SHIFTS | Driving growth through strategic transformation: our three - pillar approach While we continue to see benefits in our vertically integrated model, we believe there are opportunities to expand distribution into new channels, both physical and digital DISTRIBUTION 3 We are reshaping our marketing and creative to better connect with today’s consumer and drive engagement with a focus on better ROI MARKETING 2 We are simplifying our offering with the goal of growing our new customer base while building on the demand from our repeat customers PRODUCT 1 THREE FOCUSED INITIATIVES THAT WILL TRANSFORM SLEEP NUMBER Shift to a customer - centric sleep wellness company, positioned for sustainable growth through simplified offerings, smarter mark eting, and expanded distribution with ongoing cost savings and operating efficiencies to increase financial resilience

PRODUCTS | **Creating product value fit and expanding total addressable market**

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Product Commitments

- Beginning in early 2026, we have refreshed our offerings to deliver **what consumers want most — comfort, value and durability**
- Leveraging **extensive IP** and staying true to **core differentiators**, while **building value for those new to the brand**
- Moving quickly to take advantage **of improved supply chain efficiency** and **simplified service**, all at a **long-term attractive margin** across the portfolio

Elevate Core Differentiation

Retain leadership and differentiation through customer-centered sleep innovation

- **Get credit for core differentiator** of personalized comfort adjustability (air technology)
- **Offer market-leading adjustability, smart technology, and temperature solutions** that solve most pressing sleep needs, encouraging consumer step up
- **Deliver innovation** that improves health through better sleep

Strengthen Value Proposition

Deliver superior value across all price points to re-energize demand

- **Rationalize bed and base SKUs** to simplify the offering for improved ease of shopping and focus on a broader TAM
- **Expand sub-$3K portfolio** with compelling non-smart bed and base options
- **Leverage digital assets and sleep expertise** to strengthen customer value across price points

Improve Margins

Design for improved operational efficiency and margin uplift

- **Improve net product margins** through smarter design, sourcing and promotional discipline
- While net product margins differ, **a tighter margin range across the portfolio** enables sales team to match customer to ideal product
- Refocus portfolio on **proven, high-performing SKUs** and remove tail products
- **Design for manufacturability and serviceability,** reducing supply chain and service complexity

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PRODUCTS | Redesigned mattress portfolio with five new beds that address customers’ most pressing sleep needs with improved shopability , conversion, and margins 10

MARKETING | Enhanced full funnel strategy to drive cost effective growth 11 • Build on strong brand relevance to attract consumers from a larger addressable market • Exploit the correlation between marketing and consumer demand , deliver improvements in marketing effectiveness and return on investment at greater scale • In parallel, evolving all aspects of marketing and creative work, including deploying a brand refresh focused on target segments Marketing Commitments Reset Brand Positioning • Sharpen our positioning and messaging with a focus on key benefits and value to target new consumers • Elevate look and feel to drive relevance with key target audiences • Continue to improve brand awareness • Brand Consideration up 10% and highest consideration in the premium category • Highest levels in 6 years in key drivers, including value, quality, aspirational fit, comfort and individualized comfort Reposition the brand to clearly tell the product benefit story Customer Engagement • Increase positive brand mentions through strategic communications tactics • Reimagine customer interactions with a focus on their priorities to deliver a strong end - to- end experience Drive customer advocacy by delivering a quality, seamless and personalized experience across all interactions Optimize Funnel Performance Retain leadership and differentiation through customer - centered sleep innovation • Drive efficiency in marketing spend by focusing the next dollar on the highest ROI placements that drive cost effective growth • Continue to improve Cost Per Acquisition by ensuring effectiveness of each funnel stage • Enhance lead quality through close collaboration between sales and marketing

DISTRIBUTION | Optimize and expand our addressable market 12 • Optimizing store footprint and leaning into digital to meet customers where they are, while exploring selective partnerships and new routes to market • Simplifying the shopping experience in our retail stores and our website to better match our customers' needs and price points Distribution Commitments New Distribution Channels • Expand presence on leading and relevant platforms to capture online demand • Introduce pop - up and showroom concepts in high - density urban areas • Enhance website, mobile, and social commerce capabilities to digitally engage consumers Meet consumers where they shop Partnership Expansions • Collaborate with complementary wellness and home brands to create bundled offerings and cross - promotions • Engage influencers and affiliate networks to amplify brand awareness • Utilize co - marketing campaigns to tap into new customer segments and drive incremental sales Leverage consumer points of engagement across expanded set of relevant brands Store Optimization Based in economics and consumer shopping behaviors • Consolidate underperforming locations to improve profitability and align with high - traffic markets • Leverage data analytics to identify optimal store size, layouts, and locations for better customer engagement • Integrate digital tools in- store to enhance personalization and reduce operational costs • Focus on experiential retail to differentiate from competitors and drive conversion

13 LEADERSHIP AND CAPABILITIES | Experienced and driven team leading the transformation All members of the executive leadership team report into new President and CEO Linda Findley. We streamlined our leadership a nd their teams into an agile, cross - functional team by consolidating roles across key functions to enhance operational efficiency, enhance accountability and drive transformation LINDA FINDLEY President, Chief Executive Officer Experience (24+ years) Led consumer brands, operations management, organizational transformation, marketing strategy, and global expansion with top roles at Blue Apron, Etsy, Evernote, and Alibaba Ralph Lauren and HeliosX Board Member AMY O’KEEFE Executive Vice President, Chief Financial Officer Experience (30+ years) Extensive experience as a public -company CFO leading transformations in consumer products, technology, and wellness sectors at Avaya, The Black & Decker Corporation, Weight Watchers, Drive DeVilbiss Healthcare TruBridge Board Member CHRISTOPHER KRUSMARK Executive Vice President, Chief Retail and People Officer Experience (19+ years) Oversees retail and people operations, building on prior leadership in human resources, finance, and sales operations, and experience as a CPA with EY and Arthur Andersen Hired Board Member AMBER MINSON Executive Vice President, Chief Marketing Officer Experience (28+ years) Specialized experience in building and scaling high performance marketing organizations at Casper, Blue Apron, Intuit, Alibaba, HSN, and Comcast NBCUniversal MELISSA BARRA Executive Vice President, Chief Product and Enterprise Strategy Officer Experience (19+ years) Brings senior leadership experience in finance, strategy, and corporate development from Best Buy, Grupo Futuro, Citibank, and GE Capital Blue Cross Blue Shield and Pentair Board Member SAM HELLFELD Executive Vice President, Chief Legal and Risk Officer and Secretary Experience (21+ years) Heads legal and risk management teams, with a foundation in corporate governance, IP, and litigation as a partner at national law firm and federal court clerkships TANYA SKOGERBOE Senior Vice President, Chief Supply Chain and Transformation Officer Experience (15+ years) Oversees supply chain operations and held positions in services and strategy, customer experience and commercial channel operations

FINANCIAL MODEL | **Financial stability in 2026 and positioning for meaningful generation of free cash flow**

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Adjusted Operating Expenses[1]


R&D
G&A
Selling
Marketing
1,134
62
153
422
497
1,049
56
146
414
433
961
45
149
373
394
824
34
126
349
315
774
2022
2023
2024
2025
Year end 2025 pro forma[2]

- Recently **amended and extended credit agreement** and a **lower cost structure** expected to bring financial stability in 2026
- **Key cost structure assumptions entering 2026:**
  - Approximately $50 million of the $185 million annualized cost actions were not yet realized at the end of 2025; **plan to execute an additional $50 million of annualized cost actions in 2026**
  - **Some cost headwinds** for standard inflationary items and variable compensation (returning to targeted levels assuming 2026 plan is achieved)
  - Continued **marketing efficiency gains** elevate media ROI as investment levels increase and are optimally deployed throughout the year
- A stabilized top line enables working capital leverage as a source of cash, coupled with consistent gross margins and reductions to the fixed cost structure, drive a return to **free cash flow generation in 2026**

1. *Source: Company filings. Excludes restructuring and other non-recurring costs.*
2. *Year-end 2025 pro forma Operating Expenses include cost reductions for actions taken and implemented but not yet fully realized in annualized operating results.*

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FINANCIAL MODEL | Return to growth and a lower fixed cost structure leads to expanding Adjusted EBITDA Margin 1 12.8% 11.0% 11.1% 11.7% 10.8% 11.2% 14.4% 12.7% 7.0% 6.7% 7.1% 5.5% ’14 ’15 ’16 ’17 ’18 ’19 ’20 ’21 ’22 ’23 ’24 ’25 ’25 Pro forma ~ 9.0% Adjusted EBITDA Margin 1 1. Source: Company filings. See Appendix for reconciliations. 2. 2025 pro-forma adjusted EBITDA margin includes pro-forma cost reductions for actions taken and implemented but not yet fully realized in annualized operating results. 15 Pre - Pandemic Industry Contraction Earning potential • Strong brand awareness and a highly differentiated product are supported by a transformed business model , amplifying the company’s earning potential • Lower fixed cost structure : ˗ Lower corporate overhead across all functions ˗ Fewer retail locations ˗ Fewer assembly and distribution centers, consolidated manufacturing footprint • Strong gross profit margin profile • Improved marketing efficiency 2

Why Now, Why Sleep Number Our leaner cost structure and gross margin profile is expected to create stabilization, regardless of industry trends Unique Position Advantage • Strong and recognizable brand • Unique and innovative product Clear Value Creation Pathway • New leadership team driving the business turnaround • Clear focus on the consumer: product, marketing, and distribution Shareholder Value Creation • Gross margin profile, reduced fixed cost structure, and negative working capital leads to strong cash flow generation with growth • New marketing efficiencies will produce return on growth at stable spend • Free cash flow used to reduce balance sheet leverage Expected Returns and Timeline • Modernization of marketing is underway, supported by stabilized investments in demand generation • Simpler and differentiated product offering launched in 2026, supported by expanded distribution

FINANCIALS | Reconciliation of Adjusted EBITDA 17 ($ in millions) 201 4 201 5 201 6 201 7 201 8 201 9 2020 2021 2022 2023 2024 2025 Net Income (Loss) 68.0$ 50.5$ 51 .4$ 65.1$ 69.5$ 81 .8$ 1 39.2$ 1 53.7$ 36.6$ (1 5.3)$ (20.3)$ (1 32.0)$ Adjustments: (+/-) Income Tax Expense (Benefit) 34.1 24.9 24.5 26.0 1 7.0 1 8.7 36.8 33.5 1 2.3 (4.5) (5.2) 36.0 (+) Interest Expense 0.1 0.2 0.8 1 .0 5.9 1 1 .6 9.0 6.2 1 9.0 42.7 48.4 49.4 (+) Depreciation and Amortization 38.8 46.9 56.9 61 .1 61 .6 61 .4 60.8 59.8 66.6 72.5 65.0 53.2 (+) Stock-based Compensation 6.8 1 0.3 1 2.0 1 5.8 1 1 .4 1 6.7 21 .8 23.2 1 3.2 1 4.9 1 1 .4 6.3 (+) Restructuring Costs - - - - - - - - - 1 5.7 1 8.1 50.7 (+) Other Non-recurring Items - - - - - - - - - - 1 .0 1 4.7 (+) Asset Impairments 0.5 0.3 0.1 0.2 0.1 0.2 0.3 0.2 0.3 0.7 1 .2 0.0 Adjusted EBITDA 1 48.3$ 1 33.1$ 1 45.7$ 1 69.2$ 1 65.5$ 1 90.4$ 267.9$ 276.6$ 1 48.0$ 1 26.7$ 1 1 9.6$ 78.3$ Revenue 1 ,1 57$ 1 ,21 4$ 1 ,31 1$ 1 ,444$ 1 ,532$ 1 ,698$ 1 ,857$ 2,1 85$ 2,1 1 4$ 1 ,887$ 1 ,682$ 1 ,41 1$ Adjusted EBITDA Margin 1 2.8% 1 1 .0% 1 1 .1% 1 1 .7% 1 0.8% 1 1 .2% 1 4.4% 1 2.7% 7.0% 6.7% 7.1% 5.5% GAAP = generally accepted accounting principles in the United States Note - Our Adjusted EBITDA calculation is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analys is of the Company's financial performance by investors and financial analysts. Fiscal Year

FINANCIALS | Reconciliation of Free Cash Flow 18 ($ in millions) 201 4 201 5 201 6 201 7 201 8 201 9 2020 2021 2022 2023 2024 2025 Net Cash Prov ided by (Used in) Operating Activ ities 1 44.5$ 1 07.9$ 1 51 .6$ 1 72.6$ 1 31 .5$ 1 89.2$ 279.7$ 300.0$ 36.1$ (9.0)$ 27.1$ (3.3)$ Adjustments: (-) Purchases of Property and Equipment (76.6) (85.6) (57.8) (59.8) (45.5) (59.2) (37.1) (66.9) (69.5) (57.1) (23.5) (1 4.4) Free Cash Flow 67.9$ 22.3$ 93.8$ 1 1 2.8$ 86.0$ 1 30.0$ 242.6$ 233.1$ (33.4)$ (66.1)$ 3.6$ (1 7.7)$ GAAP = generally accepted accounting principles in the United States Note - Our Free Cash Flow data is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analys is of the Company's financial performance by investors and financial analysts. Fiscal Year

FINANCIALS | Reconciliation of Pro Forma Adjusted EBITDA margin 19 Fiscal Year ($ in millions) 2025 Adjusted EBITDA 78,255$ Adjustments: (+) Pro forma annualized cost reductions 1 50,000 Proforma adjusted EBITDA 1 28,255$ Net Sales 1 ,41 1 ,450 Proforma adjusted EBITDA margin 9.1% 1 Represents annualized impact of cost reductions over the future trailing twelve months the Company has executed.

20 For more information, visit ir.sleepnumber.com